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                                                                    Exhibit 99.2

                         [BERKSHIRE HILLS BANCORP LOGO]

                                                                  ACQUISITION OF
                                                                        WORONOCO
                                                                   BANCORP, INC.

                               [map of New York]

A SIGNIFICANT
      STEP FORWARD

DECEMBER 17, 2004


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Combined Organization

   INITIALLY $2.1 BILLION IN ASSETS               [BERKSHIRE HILLS BANCORP LOGO]

        HEADQUARTERED IN PITTSFIELD, MA

                        MICHAEL P. DALY, PRESIDENT & CEO

                                23 BRANCHES THROUGHOUT BERKSHIRE,
                                HAMPSHIRE AND HAMPDEN COUNTIES, MA,
                                AND ALBANY* AND ONEIDA COUNTY, NY
                                                *APPLICATION PENDING

                                         LAWRENCE A. BOSSIDY, CHAIRMAN
                                         14 MEMBER BOARD, 3 FROM WORONOCO
                                         INCLUDING CORNELIUS D. MAHONEY

                           A SIGNIFICANT STEP FORWARD


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A SIGNIFICANT STEP FORWARD                        [BERKSHIRE HILLS BANCORP LOGO]

            WORONOCO BRINGS...

    o   QUALITY INSTITUTION WITH STRONG CONSUMER BASE

    o   STRONG BUSINESS AND WEALTH MANAGEMENT DEMOGRAPHICS

    o   PLATFORM AGENCY TO OFFER INSURANCE

    o   LOW RISK PROFILE

            BERKSHIRE BRINGS...

    o   QUALITY INSTITUTION WITH STRONG COMMERCIAL BASE

    o   TRUST AND WEALTH MANAGEMENT

    o   GOVERNMENT BANKING

    o   HIGH ASSET QUALITY

            COMBINED COMPANY...

    o   ATTRACTIVE COMMERCIAL AND COMMUNITY BANKING FRANCHISE

    o   NON-INTEREST INCOME POTENTIAL

    o   MANAGEMENT SYNERGIES

    o   SOLID ASSET QUALITY

    o   SATISFIES STATED ACQUISITION CRITERIA

            o   CAPITAL-FRIENDLY DISCIPLINED PRICING
            o   ACCRETIVE TO EARNINGS
            o   CONTIGUOUS MARKET

                            Compelling strategic fit


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SUMMARY OF SIGNIFICANT TERMS          [BERKSHIRE HILLS BANCORP LOGO]

PURCHASE PRICE PER SHARE:           APPROXIMATELY $36.75 PER WORONOCO SHARE (1)

FIXED EXCHANGE RATIO:               ELECTION OF $36 CASH OR 1.0 BHL SHARE PER
                                    WRO SHARE.  PRO RATED AT 75% STOCK, 25%
                                    CASH.  NO WALK AWAY, NO COLLARS.

AGGREGATE PURCHASE PRICE:           $144.5 MILLION (1)

ESTIMATED COST SAVINGS:             APPROXIMATELY 30% OF WORONOCO'S NON-INTEREST
                                    EXPENSES

CASH BREAK-UP FEE:                  $6 MILLION

ESTIMATED MERGER-RELATED COSTS:     $25.1 MILLION

BALANCE SHEET DELEVERAGING:         UP TO $250 MILLION AT PRE-TAX SPREAD OF
                                    0.41%

SPECIAL DIVIDEND                    $0.25 PER SHARE

ANTICIPATED CLOSING:                SECOND QUARTER, 2005

                             Clean and transparent

(1) BASED ON BERKSHIRE'S CLOSING PRICE OF 37.00 AS OF DECEMBER 16, 2004.


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TRANSACTION MULTIPLES               [BERKSHIRE HILLS BANCORP LOGO]

                                  BHL/WRO         NEW ENGLAND         NATIONWIDE

PREMIUM TO MARKET                  -1.4%              12.2%              22.9%

PRICE/LTM EARNINGS                 23.1X              24.7X              21.3X

PRICE/TANGIBLE BOOK VALUE         172.7%             260.5%             209.5%

CORE DEPOSIT PREMIUM               19.0%              17.7%              17.7%

                   Compares favorably to similar transactions


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Woronoco                              [BERKSHIRE HILLS BANCORP LOGO]

ATTRACTIVE COMMUNITY
BANKING FRANCHISE

    o   $898.5 MILLION IN ASSETS

    o   $597.9 MILLION IN LOANS

    o   $460.1 MILLION IN DEPOSITS

    o   24% OF WORONOCO'S LOANS ARE COMM. RE, MULTI-FAMILY AND C&I

    o   ACQUIRED 3 INSURANCE AGENCIES W/$13 MILLION IN TOTAL PREMIUMS

    o   OPERATES 10 BRANCHES IN HAMPDEN AND HAMPSHIRE COUNTIES, MA

MARKET POSITION

    o IN TERMS OF TOTAL DEPOSITS, WORONOCO RANKS 8TH IN HAMPDEN COUNTY, MA AND 10TH IN HAMPSHIRE COUNTY, MA

SOLID ASSET QUALITY

    o   NPAS/ASSETS: 0.05%

    o   RESERVES/NPLS: 7.9X

    o   NCOS/AVERAGE LOANS: 0.00%

                      Financially healthy and disciplined


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STRATEGIC AND FINANCIAL RATIONALE         [BERKSHIRE HILLS BANCORP LOGO]

FRANCHISE ENHANCING

    o   CONSISTENT WITH BERKSHIRE'S LONG TERM STRATEGIC PLAN

    o NATURAL EXTENSION OF BERKSHIRE'S FRANCHISE INTO ADJACENT PIONEER VALLEY, WITH ITS DIVERSIFICATION APPEAL

    o   COMPLIMENTS DE NOVO INITIATIVES INTO CAPITAL DISTRICT

FINANCIALLY COMPELLING

    o   NOMINAL ACCRETION TO EPS IN 2005, 3% ACCRETION IN 2006

    o   NET OF SECURITIES GAINS, EPS ACCRETION OF 6% IN 2006

    o   NO REVENUE ENHANCEMENTS ASSUMED

OPPORTUNITY TO ADD VALUE

        QTR ENDING 9/30/04             BHL              WRO
                                       ---              ---

    o   ROAA:                         0.92%            0.62%

    o   ROAE:                         9.71%            6.86%

    o   EFFICIENCY RATIO:            60.31%           69.07%

    o   NIM:                          3.29%            2.59%

                           Enhances shareholder value


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PRO FORMA MARKET SHARE              [BERKSHIRE HILLS BANCORP LOGO]

    >>  1ST IN PITTSFIELD AND WESTFIELD, MA AND BERKSHIRE COUNTY

    >>  14TH IN MASSACHUSETTS

    >>  4TH LARGEST PUBLICLY TRADED BANK HEADQUARTERED IN MA

                      Major player in the markets we serve


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MARKET SHARE OPPORTUNITY            [BERKSHIRE HILLS BANCORP LOGO]

    >>  8TH IN HAMPDEN COUNTY, 10TH IN HAMPSHIRE COUNTY

                                      BHL                   WRO
                               BERKSHIRE COUNTY       HAMPDEN COUNTY
                               ----------------       --------------

TOTAL BUSINESSES                     6,525                14,506
TOTAL SALES ($M)                     7,561                21,928

C&I AND COMM. RE LOANS ($M)           377                    80
C&I AND COMM. RE LOANS /SALES        4.98%                 0.37%

                         Commercial lending opportunity


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Loan Portfolio                      [BERKSHIRE HILLS BANCORP LOGO]

            Berkshire

       Comm. RE         33%

       Commercial       20%

       Consumer         21%

       1-4 Family       26%

             Wornonco

       Comm. RE         21%

       Commercial        3%

       Consumer         15%

       1-4 Family       61%

            Combined

       Comm. RE         28%

       Commercial       12%

       Consumer         19%

       1-4 Family       41%

                               Balanced asset mix


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DEPOSIT ANALYSIS                    [BERKSHIRE HILLS BANCORP LOGO]

            Berkshire

       Transaction      24%

       MM & Sav.        38%

       Time<100k        17%

       Jumbo            21%



             Wornonco

       Transaction      20%

       MM & Sav.        34%

       Time<100k        22%

       Jumbo             6%

       Brokered         18%



            Combined

       Transaction      22%

       MM & Sav.        37%

       Time<100k        19%

       Jumbo            16%

       Brokered          6%



                               Balanced asset mix


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STRONG ASSET QUALITY                [BERKSHIRE HILLS BANCORP LOGO]

                                        BHL       WRO       COMBINED
                                        ---       ---       --------

NON-PERFORMING ASSETS/ TOTAL ASSETS     0.21%     0.05%      0.14%

NON-PERFORMING ASSTS/ TOTAL LOANS       0.33%     0.08%      0.22%

RESERVES/ TOTAL LOANS                   1.15%     0.60%      0.92%

RESERVES/ NON-PERFORMING LOANS        346.06%   786.71%    409.80%

NET CHARGE-OFFS/ AVERAGE LOANS          0.11%     0.00%      0.06%



                       Augments already strong asset base

Source:  SNL Financial and Northeast Capital


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PRO FORMA ASSUMPTIONS               [BERKSHIRE HILLS BANCORP LOGO]

    >> BERKSHIRE'S EARNINGS BASED ON CONSENSUS 2005 EPS ESTIMATE GROWN AT 10% PER ANNUM

    >> WORONOCO'S EARNINGS BASED ON 2005 EPS OF $1.56 (10% LOWER THAN CONSENSUS) GROWN AT 7% PER ANNUM

    >> ASSUMES COST SAVINGS EQUIVALENT TO 30% OF WORONOCO'S NON-INTEREST EXPENSE BASE TAKING INTO ACCOUNT 5% ANNUAL EXPENSE GROWTH. COST SAVINGS PHASED IN WITH 75% IN THE THIRD QUARTER OF 2005 AND 100% THEREAFTER

    >> ASSUMES UP TO A $250 MILLION BALANCE SHEET DELEVERAGING THROUGH A COMBINATION OF INVESTMENT PORTFOLIO REDUCTION AND LOAN
        SALES/SECURITIZATION. ONE TIME RESTRUCTURING COSTS ARE ESTIMATED AT $3.9 MILLION AFTER-TAX. POSITIVE ANNUAL NET INCOME IMPACT OF $0.7 MILLION

    >>  ASSUMES A 4.00% PRE-TAX OPPORTUNITY COST OF CASH

    >> CORE DEPOSIT INTANGIBLE EQUIVALENT TO 3.8% OF WORONOCO'S CORE DEPOSITS AMORTIZED STRAIGHT LINE OVER 10 YEARS

    >>  ZERO REVENUE ENHANCEMENTS ASSUMED

                            Conservative assumptions


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BALANCE SHEET RESTRUCTURING         [BERKSHIRE HILLS BANCORP LOGO]

    >>  REDIRECTS CAPITAL TO HIGHER EARNINGS ASSETS

    >>  REDUCES SENSITIVITY TO RISING INTEREST RATES

    >>  INCREASES OUR PRO FORMA CAPITAL RATIO TO 6.75% FROM 7.57%




Assets:
    Investments              135,753      4.21%        5,715
    Purchased Loans          117,247      4.04%        4,737
                             -------------------------------
Total                        253,000      4.13%       10,452

Liabilities:
    FHLB Borrowings          220,500      4.81%       10,606
    Brokered CDs             32,500       2.73%       887
Total                        253,000      4.54%       11,493

Net Pre-Tax                               0.41%       1,041

After Tax                                 0.28%       708

One time pre-payment Penalty                          (5,708)
After Tax                                             (3,881)

                 Reduces risk and promotes growth opportunities


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CONSERVATIVE COST SAVINGS           [BERKSHIRE HILLS BANCORP LOGO]

                                    CURRENT      COST SAVINGS   % OF
                                    RUN RATE     IDENTIFIED     RUN RATE

             ADMINISTRATIVE
SALARIES     OPERATIONS/BACK OFFICE   8,053           731        14.94%
                                                      472

OCCUPANCY & EQUIPMENT                 2,620             0         0.00%

OTHER OPERATING EXPENSES              5,784         1,049        18.14%

        TOTAL OPERATING EXPENSES     16,457         2,252        13.68%

ESOP & MRP EXPENSES                   2,070         2,070       100.00%

SENIOR MANAGEMENT, INTEREST

EXPENSE ON ESOP, SERP                 1,766         1,766       100.00%

        TOTAL NON-INTEREST EXPENSE   20,293         6,088        30.00%

                  Specific cost savings have been identified


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DEAL COSTS                            [BERKSHIRE HILLS BANCORP LOGO]

($000S)

   MERGER EXPENSE                        4,419

   CONTRACTS AND SEVERANCE               18,000

   FACILITY AND EQUIPMENT                891

   OTHER                                 1,813

TOTAL                                    25,123


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EPS IMPACT                          [BERKSHIRE HILLS BANCORP LOGO]

                          PRO FORMA INCOME BREAKDOWN

                                                   20051           2006
                                           ----------------------------

Berkshire Net Income (Consensus Estimates)        12,232         13,413

Woronoco Net Income (Revised Estimates)            2,794          5,916
                                                   -----          -----

    Pro Forma Net Income                          15,026         19,329
                                                  ======         ======

AFTER TAX ACQUISITION ADJUSTMENTS:
-----------------------------------------

Cost Savings (30.00%)                              1,846          4,356

Amortization of Core Deposit Intangible             (457)          (914)

Amortization of Purchase Accounting Adjustments     (194)          (387)

Lost Income from Cash Used                          (763)        (1,455)

Spread Gain from Balance Sheet Restructuring         354            708
                                                     ---            ---

    ADJUSTED NET INCOME                           15,813         21,636

Pro Forma Core EPS                                 $2.27          $2.52

Berkshire's Standalone Core EPS                    $2.26          $2.44

Accretion/(Dilution)                                0.44%          3.28%

Pro Forma EPS (ex security gains)                  $2.13          $2.41

Berkshire's Stand Alone EPS (ex security gains)    $2.10          $2.28

Accretion/(Dilution)                                1.43%          5.70%

Pro Forma Core Return on Average Assets             0.97%          1.02%

Pro Forma Core Return on Average Equity             8.57%          8.78%

Pro Forma Tier 1 Leverage                           7.18%          7.14%

1 ASSUMES THE TRANSACTION CLOSES ON 6/20/205.


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A SIGNIFICANT STEP FORWARD          [BERKSHIRE HILLS BANCORP LOGO]




             [DIAGRAM OF MAP PINPOINTING AREA OF PITTSFIELD, MA]


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A SIGNIFICANT STEP FORWARD          [BERKSHIRE HILLS BANCORP LOGO]

WORONOCO BRINGS...

    O   QUALITY INSTITUTION WITH STRONG CONSUMER BASE

    O   STRONG BUSINESS AND WEALTH MANAGEMENT DEMOGRAPHICS

    O   PLATFORM AGENCY TO OFFER INSURANCE

    O   LOW RISK PROFILE

BERKSHIRE BRINGS...

    O   QUALITY INSTITUTION WITH STRONG COMMERCIAL BASE

    O   TRUST AND WEALTH MANAGEMENT

    O   GOVERNMENT BANKING

    O   HIGH ASSET QUALITY

COMBINED COMPANY...

    O   ATTRACTIVE COMMERCIAL AND COMMUNITY BANKING FRANCHISE

    O   NON-INTEREST INCOME POTENTIAL

    O   MANAGEMENT SYNERGIES

    O   SOLID ASSET QUALITY

    O   SATISFIES STATED ACQUISITION CRITERIA

            O   CAPITAL-FRIENDLY DISCIPLINED PRICING
            O   ACCRETIVE TO EARNINGS
            O   CONTIGUOUS MARKET




                            Compelling strategic fit


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FORWARD LOOKING STATEMENTS          [BERKSHIRE HILLS BANCORP LOGO]

      This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This press release contains certain forward-looking statements that are based on certain assumptions and describe future plans, strategies and expectations of Berkshire Hills Bancorp, Inc., Berkshire Bank, Woronoco Bancorp, Inc. and Woronoco Savings Bank. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Berkshire and Woronoco, including future financial and operating results, cost savings, and accretion to reported earnings that may be realized from the merger; and
(ii) Berkshire's and Woronoco's plans, objectives, expectations and intentions, and other statements contained in this presentation that are not historical facts. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. Berkshire's and Woronoco's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of Berkshire, Woronoco and either's subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in Berkshire's or Woronoco's market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Berkshire and Woronoco do not undertake - and specifically disclaim any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


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FORWARD LOOKING STATEMENTS    [BERKSHIRE HILLS BANCORP LOGO]

      In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Berkshire and Woronoco may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or take longer than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Berkshire and Woronoco may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the risks associated with continued diversification of assets and adverse changes to credit quality; (8) the risks associated with a proposed balance sheet deleveraging; and (9) difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in forward-looking statements are discussed in Berkshire's and Woronoco's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (HTTP://WWW.SEC.GOV). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Berkshire or Woronoco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of December 17, 2004. Except as required by law or regulation, Berkshire and Woronoco do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after December 17, 2004.


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ADDITIONAL INFORMATION              [BERKSHIRE HILLS BANCORP LOGO]

      The proposed transaction will be submitted to Berkshire's and Woronoco's stockholders for their consideration. Berkshire and Woronoco will file a registration statement, a joint proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the SEC. Stockholders of Berkshire and Woronoco are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Berkshire and Woronoco, at the SEC's Web site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to Rose A. Borotto, Investor Relations, Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, MA 01201 (413) 236-3144 or Mark Roberts, Vice President, Finance, Woronoco Bancorp, Inc., 31 Court Street, Westfield, MA 01085 (413) 564-6270. Each of Berkshire and Woronoco and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Berkshire and Woronoco, as the case may be, in connection with the merger. Information about the directors and executive officers of Woronoco and their ownership of Woronoco common stock is set forth in the proxy statement, dated March 22, 2004, for Woronoco's 2004 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Berkshire and their ownership of Berkshire common stock is set forth in the proxy statement, dated April 1, 2004, for Berkshire's 2004 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of such participants may be obtained by reading the joint proxy statement/prospectus when it becomes available.